UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22839

Eagle Growth and Income Opportunities Fund

(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor

New York, NY 10005

(Address of principal executive offices) (Zip code)

Steven A. Baffico

100 Wall Street, 11th Floor

New York, NY 10005

(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:   (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2017
Eagle Growth and Income
Opportunities Fund
(NYSE: EGIF)
1-855-456-3927
www.fwcapitaladvisors.com/funds/egif

Eagle Growth and Income Opportunities Fund
Manager Commentary (unaudited) June 30, 2017

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”), Eagle Asset Management Inc. (“Eagle”), and Recon Capital Partners LLC (“Recon Capital”), I am pleased to share with you the performance highlights for the Fund for the six-month period ended June 30, 2017, along with market highlights for the same period.
First Half 2017 Market Overview
U.S. equities extended their post-election gains in the first half of 2017 as the S&P 500 Index(1) advanced 9.3% for the six months ended June 30, 2017(2). Positive economic trends remain the driving force behind the market appreciation. The unemployment rate remains around 4.3% but labor-force participation has been increasing, suggesting the additional labor supply is being met by new demand. New job creation is also contributing to higher personal spending, which accounts for roughly 70% of U.S. gross domestic product (GDP). Volatility continues to remain very low. The Chicago Board of Exchange Volatility Index , a widely used barometer of investor sentiment and market volatility, hit its lowest level in more than a decade. The strong macroeconomic backdrop comes in contrast to media headlines, which have been dominated by politics and the U.S. Federal Reserve.
The overall domestic bond market, as measured by the Barclays U.S. Aggregate Index(3), gained 2.27% in the first half of 2017(2) while the yield curve flattened. Short-term rates were propped up by the U.S. Federal Reserve, which raised the federal funds rate both in March and June. Longer-term interest rates had held to a relatively tight range at the beginning of the year as the yield on the 10-year U.S. Treasury note bounced between 2.30% and 2.60% before ultimately moving lower in the second quarter. Diminishing prospects for tax reform and fiscal stimulus amid political dysfunction and inflation’s rollover drove the move lower on the longer-end of the yield curve. Meanwhile, corporate bonds showed their resilience with corporate-credit spreads trending lower to 1.04% at the end of June — levels last seen back in 2014. The strong performance in corporate bonds despite the decline in the 10-year yield was supported by a focus on improving corporate earnings and strong overseas demand.
Eagle Growth and Income Opportunities Fund Performance
As of June 30, 2017, the Fund had total investments in securities recorded at fair value of  $184.7 million and net assets of  $140.3 million. The Fund’s Net Asset Value (“NAV”) per share increased from $18.97 at December 31, 2016 to $19.54 at June 30, 2017. The Fund’s leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes, minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) as of June 30, 2017 was 24.3%, down slightly from 24.8% at December 31, 2016 due to appreciation in the underlying asset values.
The Fund was invested in 204 securities at June 30, 2017, across 45 industries. The top 10 holdings covered 26.9% of the Fund’s total investments, and the top 5 industries covered 45.1%. The Fund’s total investments were invested across 7 asset classes (plus a small allocation of 0.03% to a money market fund) as of June 30, 2017, with the top three allocations (as a percentage of total investments held at fair value) to common stock at 50.8%, preferred stock at 20.2%, and corporate bonds at 13.4%. This allocation is consistent with the allocation at the end of 2016. Additionally, the Fund was invested in high yield bond exchange-traded funds, master limited partnerships, mortgage backed securities and municipal bonds.
During the six-month period ended June 30, 2017, the Fund earned $3.8 million in dividend income (83.5% of total investment income), of which $2.3 million was generated from its common stock holdings, $1.1 million was generated from it preferred stock holdings, and $0.4 million was generated from its exchange-traded funds. The remaining $0.8 million of total investment income was interest earned on the Fund’s portfolio of fixed income instruments. Net of fund expenses, the Fund generated $2.6 million in net investment income for that period.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   1

During the six-month period ended June 30, 2017, the Fund limited its written index call option activity. With historically low market volatility during the period, the premiums on written index call options were often not meaningful, particularly relative to the downside risk. The Fund wrote 750 index call options, bringing in $0.4 million of premiums. However, the continued strong market performance for equities negatively impacted the performance of the Fund’s written call options, and the Fund recognized a small net loss on its written options of approximately $83,000. These losses have been offset by realized gains on sales of securities that benefited from rising market sentiment. As of June 30, 2017, the Fund did not have any written call option contracts outstanding.
The Fund declared and paid monthly distributions during the first half of 2017 at $0.083/share.
For the six-month period ended June 30, 2017, the Fund had returns of 5.64% and 9.34% on a NAV and market price basis, respectively. Over that same period, the S&P 500 returned 9.34%(2) and the Barclays U.S. Aggregate Index returned 2.27%(2). Since inception through June 30, 2017, on an annualized basis, the Fund had returns of 7.13% and -0.91% on a NAV and market price basis, respectively, compared to a return on the S&P 500 of 9.05%(2) and on the Barclays U.S. Aggregate Index of 2.79%(2). During the six-month period ended June 30, 2017, the Fund traded at an average discount to NAV of 13.5%(2).
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the Fund.
Sincerely,
Steven A. Baffico
President — Eagle Growth and Income Opportunities Fund
Managing Partner & CEO — Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC, Eagle Asset Management Inc., and Recon Capital Partners LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA, Eagle and Recon Capital are not obligated to publicly update or revise any of the views expressed herein.

1
S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

2
Source: Bloomberg.

3
Barclays U.S. Aggregate Bond Index is a broad-based index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in the United States. The index is comprised of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year. It is not possible to invest directly in an index.

2   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Performance & Statistics (unaudited)June 30, 2017

EGIF’s Portfolio Composition(1)
Top 10 Holdings(1)
iShares iBoxx $ High Yield Corporate Bond, ETF	4.51%
SPDR Bloomberg Barclays High Yield Bond, ETF	4.50%
CenterPoint Energy, Inc., Common Stock	2.58%
Altria Group, Inc., Common Stock	2.36%
Philip Morris International, Inc., Common Stock	2.33%
AT&T, Inc., Common Stock	2.21%
Wells Fargo & Co., Series L, Preferred Stock	2.13%
General Electric Co., Common Stock	2.10%
PPL Corp., Common Stock	2.09%
Digital Realty Trust, Inc., Common Stock	2.06%
EGIF Total Return
	6 Month	1 Year	Since Inception(2)
Eagle Growth and Income Opportunities Fund
NAV	5.64%	4.31%	7.13%
Market Price	9.34%	3.29%	-0.91%
S&P 500(3)	9.34%	17.89%	9.05%
Barclays Aggregate Bond Index(3)	2.27%	5.75%	2.79%
*
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purpose of the Fund’s allocation between equity and debt securities.

Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
EGIF’s Industry Allocation(3)(4)
Banks	15.84%
Debt Fund*	9.01%
Oil, Gas & Consumable Fuels	7.81%
Telecommunications	6.25%
Real Estate Investment Trusts (REITs)	6.19%
Electric Utilities	5.39%
Agriculture	5.09%
Multi-Utilities	4.35%
Pharmaceuticals	4.12%
Capital Markets	3.85%
Insurance	3.80%
Media	3.13%
Chemicals	2.82%
Commercial MBS	2.64%
Technology Hardware, Storage & Peripherals	2.25%
Industrial Conglomerates	2.10%
Household Durables	1.97%
Communications Equipment	1.93%
Automobiles	1.89%
Consumer Finance	1.73%
Healthcare – Services	1.17%
Retail	1.01%
Municipal Bonds	0.78%
Food Products	0.66%
Other(5)	4.22%
(1)
As a percentage of fair value of total investments held.

(2)
Operations commenced on June 19, 2015.

(3)
As a percentage of fair value of investments, excluding short term investments.

(4)
Industry classifications are based upon Global Industry Classification Standard (“GICS”).

(5)
Other includes all industries in the Schedule of Investments representing less than 0.50% on an individual basis.

The information shown is subject to change and is provided for informational purposes only. Information is shown as of June 30, 2017. Current information may differ from that shown.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   3

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited)June 30, 2017

Investments	Shares	Value
COMMON STOCKS – 66.9% (50.8% of Total Investments)
Agriculture – 6.2%
Altria Group, Inc.	58,520	$4,357,985
Philip Morris International, Inc.	36,652	4,304,777
Total Agriculture		8,662,762
Automobiles – 2.3%
Ford Motor Co.	284,978	3,188,904
Banks – 4.8%
Bank of Montreal (Canada)	48,719	3,577,924
Canadian Imperial Bank of Commerce (Canada)	38,595	3,132,370
Total Banks		6,710,294
Chemicals – 3.4%
Dow Chemical Co. (The)	44,294	2,793,622
LyondellBasell Industries NV, Class A	22,717	1,917,088
Total Chemicals		4,710,710
Communications Equipment – 2.5%
Cisco Systems, Inc.	114,094	3,571,142
Electric Utilities – 5.1%
PPL Corp.	99,721	3,855,214
Southern Co. (The)	70,537	3,377,311
Total Electric Utilities		7,232,525
Household Durables – 2.6%
Tupperware Brands Corp.	51,709	3,631,523
Industrial Conglomerates – 2.8%
General Electric Co.	143,580	3,878,096
Insurance – 1.7%
MetLife, Inc.	43,375	2,383,023
Media – 2.7%
Regal Entertainment Group, Class A	182,242	3,728,671
Multi-Utilities – 5.7%
CenterPoint Energy, Inc.	173,889	4,761,081
National Grid PLC, ADR (United Kingdom)	52,062	3,270,535
Total Multi-Utilities		8,031,616
Oil, Gas & Consumable Fuels – 4.5%
Chevron Corp.	19,675	2,052,693
Occidental Petroleum Corp.	24,803	1,484,955
TOTAL SA, ADR (France)	57,314	2,842,201
Total Oil, Gas & Consumable Fuels		6,379,849
Pharmaceuticals – 4.6%
Merck & Co., Inc.	45,668	2,926,862
Pfizer, Inc.	103,169	3,465,447
Total Pharmaceuticals		6,392,309

See accompanying Notes to Financial Statements.
4   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate Investment Trusts (REITs) – 7.9%
Digital Realty Trust, Inc.	33,674	$3,803,478
EPR Properties	39,256	2,821,329
Highwoods Properties, Inc.	52,894	2,682,255
Host Hotels & Resorts, Inc.	97,477	1,780,905
Total Real Estate Investment Trusts (REITs)		11,087,967
Technology Hardware, Storage & Peripherals – 2.6%
Seagate Technology PLC	95,135	3,686,481
Telecommunications – 7.5%
AT&T, Inc.	108,053	4,076,840
CenturyLink, Inc.	133,638	3,191,275
Verizon Communications, Inc.	74,509	3,327,572
Total Telecommunications		10,595,687
Total Common Stocks (Cost $90,170,147)		93,871,559
PREFERRED STOCKS – 26.6% (20.2% of Total Investments)
Banks – 15.9%
Bank of America Corp., Series W, 6.63%	20,000	541,200
Bank of America Corp., Series Y, 6.50%	40,000	1,076,800
BB&T Corp., Series E, 5.63%	40,000	1,018,400
BOK Financial Corp., 5.38%	30,000	763,200
Citigroup, Inc., Series J, 7.13%	20,000	598,000
Citigroup, Inc., Series K, 6.88%	40,000	1,183,600
Fifth Third Bancorp, Series I, 6.63%	40,000	1,199,600
First Horizon National Corp., Series A, 6.20%	40,000	1,033,600
Huntington Bancshares, Inc./Oh, Series D, 6.25%	20,000	549,400
JPMorgan Chase & Co., Series Y, 6.13%	40,000	1,078,000
JPMorgan Chase & Co., Series AA, 6.10%	40,000	1,085,200
PNC Financial Services Group, Inc. (The), Series P, 6.13%	20,000	592,000
Regions Financial Corp., Series A, 6.38%	20,000	510,620
Regions Financial Corp., Series B, 6.38%	40,000	1,164,800
SunTrust Banks, Inc., Series E, 5.88%	40,000	1,025,600
US Bancorp, Series F, 6.50%	50,000	1,484,500
Wells Fargo & Co., 5.85%	40,000	1,106,400
Wells Fargo & Co., 6.63%	80,000	2,418,400
Wells Fargo & Co., Series L, 7.50%	3,000	3,933,330
Total Banks		22,362,650
Capital Markets – 5.1%
Bank of New York Mellon Corp. (The), 5.20%	20,000	502,600
Charles Schwab Corp. (The), Series B, 6.00%	20,000	510,600
Charles Schwab Corp. (The), Series C, 6.00%	20,000	543,200
Goldman Sachs Group, Inc. (The), 5.95%	40,000	1,035,600
Goldman Sachs Group, Inc. (The), Series K, 6.38%	40,000	1,181,200
Morgan Stanley, Series I, 6.38%	60,000	1,712,400
Northern Trust Corp., Series C, 5.85%	20,000	551,800
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   5

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Shares	Value
PREFERRED STOCKS (continued)
Capital Markets (continued)
State Street Corp., Series E, 6.00%	40,000	$1,070,800
Total Capital Markets		7,108,200
Consumer Finance – 2.3%
Capital One Financial Corp., Series D, 6.70%	60,000	1,645,800
Discover Financial Services, Series B, 6.50%	60,000	1,546,800
Total Consumer Finance		3,192,600
Electric Utilities – 1.1%
Alabama Power Co., 6.45%	40,000	1,026,000
Southern Co. (The), 6.25%	20,000	547,200
Total Electric Utilities		1,573,200
Insurance – 2.2%
Allstate Corp. (The), Series E, 6.63%	60,000	1,618,200
Hartford Financial Services Group, Inc. (The), 7.88%	20,000	615,000
WR Berkley Corp., 5.75%	30,000	788,700
Total Insurance		3,021,900
Total Preferred Stocks (Cost $35,242,247)		37,258,550
MASTER LIMITED PARTNERSHIPS – 4.1% (3.1% of Total Investments)
Oil, Gas & Consumable Fuels – 4.1%
Energy Transfer Partners LP	116,261	2,370,562
Enterprise Products Partners LP	62,037	1,679,962
Plains All American Pipeline LP	67,068	1,761,876
Total Master Limited Partnerships (Cost $7,476,302)		5,812,400
EXCHANGE-TRADED FUNDS – 11.9% (9% of Total Investments)
Debt Fund – 11.9%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	94,230	8,328,990
SPDR Bloomberg Barclays High Yield Bond ETF(a)	223,420	8,311,224
Total Exchange-Traded Funds (Cost $16,942,092)		16,640,214
	Principal
CORPORATE BONDS – 17.6% (13.4% of Total Investments)
Advertising – 0.1%
WPP Finance 2010 (United Kingdom), 5.63%, 11/15/43	$150,000	172,470
Aerospace & Defense – 0.2%
Harris Corp., 4.85%, 04/27/35	300,000	328,369
Agriculture – 0.5%
Altria Group, Inc., 9.95%, 11/10/38	100,000	169,617
Altria Group, Inc., 10.20%, 02/06/39	100,000	173,018
See accompanying Notes to Financial Statements.
6   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Agriculture (continued)
Reynolds American, Inc., 8.13%, 05/01/40	$150,000	$211,052
RJ Reynolds Tobacco Co., 8.13%, 05/01/40	125,000	175,876
Total Agriculture		729,563
Auto Parts & Equipment – 0.2%
Johnson Controls International PLC (Ireland), 4.63%, 07/02/44	300,000	322,584
Automobiles – 0.2%
Ford Motor Co., 4.75%, 01/15/43	150,000	144,880
General Motors Financial Co., Inc., 4.00%, 01/15/25	150,000	150,961
Total Automobiles		295,841
Banks – 0.1%
HSBC Holdings PLC (United Kingdom), 6.80%, 06/01/38	125,000	167,867
Beverages – 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/48(b)	202,000	214,183
Biotechnology – 0.5%
Amgen, Inc., 5.15%, 11/15/41	150,000	166,788
Celgene Corp., 5.00%, 08/15/45	300,000	337,504
Gilead Sciences, Inc., 5.65%, 12/01/41	150,000	182,505
Total Biotechnology		686,797
Chemicals – 0.4%
Dow Chemical Co. (The), 5.25%, 11/15/41	150,000	173,919
LYB International Finance BV (Netherlands), 4.88%, 03/15/44	300,000	316,909
Total Chemicals		490,828
Commercial Services – 0.5%
ERAC USA Finance LLC, 5.63%, 03/15/42(b)	300,000	341,875
S&P Global, Inc., 6.55%, 11/15/37	150,000	192,293
Verisk Analytics, Inc., 5.50%, 06/15/45	150,000	169,961
Total Commercial Services		704,129
Diversified Financial Services – 0.1%
Quicken Loans, Inc., 5.75%, 05/01/25(b)	150,000	155,535
Electric Utilities – 0.8%
Dominion Energy, Inc., 7.00%, 06/15/38	150,000	198,479
Exelon Generation Co. LLC, 5.75%, 10/01/41	300,000	307,192
Iberdrola International BV (Netherlands), 6.75%, 07/15/36	150,000	196,014
Progress Energy, Inc., 6.00%, 12/01/39	150,000	188,964
Southern Power Co., 5.15%, 09/15/41	250,000	262,393
Total Electric Utilities		1,153,042
Electronics – 0.2%
Corning, Inc., 4.75%, 03/15/42	150,000	156,483
Keysight Technologies, Inc., 4.55%, 10/30/24	150,000	157,643
Total Electronics		314,126

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   7

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Environmental Control – 0.1%
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	$131,000	$168,698
Food Products – 0.9%
Conagra Brands, Inc., 7.13%, 10/01/26	300,000	373,137
Ingredion, Inc., 6.63%, 04/15/37	100,000	126,728
Kellogg Co., Series B, 7.45%, 04/01/31	150,000	202,198
Kraft Heinz Foods Co., 5.20%, 07/15/45	150,000	163,418
Kroger Co. (The), 6.90%, 04/15/38	150,000	189,842
Tyson Foods, Inc., 5.15%, 08/15/44	150,000	170,080
Total Food Products		1,225,403
Healthcare - Products – 0.1%
Becton Dickinson and Co., 4.69%, 12/15/44	150,000	156,473
Healthcare - Services – 1.5%
AHS Hospital Corp., 5.02%, 07/01/45	300,000	332,086
Anthem, Inc., 5.85%, 01/15/36	150,000	180,709
Dignity Health, 5.27%, 11/01/64	300,000	308,879
Humana, Inc., 8.15%, 06/15/38	100,000	145,502
Laboratory Corp. of America Holdings, 4.70%, 02/01/45	300,000	310,897
Northwell Healthcare, Inc., 6.15%, 11/01/43	150,000	190,382
Ochsner Clinic Foundation, 5.90%, 05/15/45	300,000	372,194
Quest Diagnostics, Inc., 4.70%, 03/30/45	300,000	314,334
Total Healthcare - Services		2,154,983
Home Furnishings – 0.1%
Whirlpool Corp., 5.15%, 03/01/43	150,000	166,028
Hotels, Restaurants & Leisure – 0.2%
Marriott International, Inc., 4.50%, 10/01/34	300,000	316,089
Insurance – 1.2%
American International Group, Inc., 6.82%, 11/15/37	150,000	194,032
Aon Corp., 6.25%, 09/30/40	150,000	184,176
Assurant, Inc., 6.75%, 02/15/34	150,000	184,170
Berkshire Hathaway Finance Corp., 5.75%, 01/15/40	150,000	193,056
Hartford Financial Services Group, Inc. (The), 6.63%, 04/15/42	150,000	193,056
Loews Corp., 6.00%, 02/01/35	125,000	153,061
MetLife, Inc., 4.13%, 08/13/42	150,000	153,750
Protective Life Corp., 8.45%, 10/15/39	125,000	186,137
Prudential Financial, Inc., 6.63%, 12/01/37	125,000	166,928
Total Insurance		1,608,366
Internet – 0.4%
Amazon.com, Inc., 4.80%, 12/05/34	150,000	173,119
eBay, Inc., 4.00%, 07/15/42	100,000	87,950
VeriSign, Inc., 4.63%, 05/01/23	300,000	307,875
Total Internet		568,944

See accompanying Notes to Financial Statements.
8   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Media – 1.5%
21st Century Fox America, Inc., 5.40%, 10/01/43	$150,000	$170,208
CBS Corp., 4.90%, 08/15/44	300,000	313,552
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.38%, 10/23/35	300,000	357,375
Discovery Communications LLC, 4.88%, 04/01/43	300,000	280,360
Time Warner Cable LLC, 7.30%, 07/01/38	150,000	193,073
Time Warner Cable LLC, 5.88%, 11/15/40	100,000	112,425
Viacom, Inc., 3.88%, 04/01/24	300,000	304,357
Viacom, Inc., 5.85%, 09/01/43	300,000	325,743
Total Media		2,057,093
Mining – 0.3%
Arconic, Inc., 6.75%, 01/15/28	150,000	168,195
Barrick North America Finance LLC, 7.50%, 09/15/38	150,000	194,235
Total Mining		362,430
Miscellaneous Manufacturing – 0.5%
Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 06/15/43	300,000	374,663
Trinity Industries, Inc., 4.55%, 10/01/24	300,000	304,971
Total Miscellaneous Manufacturing		679,634
Office & Business Equipment – 0.1%
Xerox Corp., 6.75%, 12/15/39	150,000	160,017
Oil & Gas Services – 0.2%
Cameron International Corp., 5.13%, 12/15/43	300,000	332,567
Oil, Gas & Consumable Fuels – 1.6%
Apache Corp., 6.00%, 01/15/37	300,000	348,097
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/39	150,000	158,385
Continental Resources, Inc., 3.80%, 06/01/24	150,000	138,090
Devon Energy Corp., 5.60%, 07/15/41	300,000	319,089
Enbridge Energy Partners LP, Series B, 7.50%, 04/15/38	150,000	188,669
Enterprise Products Operating LLC, 5.10%, 02/15/45	300,000	329,320
Kinder Morgan, Inc., 4.30%, 06/01/25	150,000	156,363
Phillips 66, 4.88%, 11/15/44	300,000	318,107
Plains All American Pipeline LP / PAA Finance Corp., 4.30%, 01/31/43	150,000	129,251
Southwestern Energy Co., 6.70%, 01/23/25	150,000	146,156
Total Oil, Gas & Consumable Fuels		2,231,527
Pharmaceuticals – 0.9%
Allergan Funding SCS (Luxembourg), 4.85%, 06/15/44	150,000	163,386
Baxalta, Inc., 5.25%, 06/23/45	300,000	353,602
Cardinal Health, Inc., 4.90%, 09/15/45	150,000	166,608
Express Scripts Holding Co., 6.13%, 11/15/41	150,000	176,284
McKesson Corp., 6.00%, 03/01/41	150,000	183,686
Zoetis, Inc., 4.70%, 02/01/43	150,000	163,223
Total Pharmaceuticals		1,206,789

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   9

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate – 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	$300,000	$318,598
Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp., 4.00%, 06/01/25	150,000	155,228
Welltower, Inc., 6.50%, 03/15/41	150,000	188,870
Total Real Estate Investment Trusts (REITs)		344,098
Retail – 1.3%
Coach, Inc., 4.25%, 04/01/25	300,000	309,807
Darden Restaurants, Inc., 7.05%, 10/15/37	300,000	382,545
Macy’s Retail Holdings, Inc., 6.70%, 09/15/28	150,000	157,729
Nordstrom, Inc., 6.95%, 03/15/28	110,000	118,978
QVC, Inc., 4.45%, 02/15/25	300,000	298,688
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34	300,000	314,095
Yum! Brands, Inc., 5.35%, 11/01/43	300,000	273,844
Total Retail		1,855,686
Semiconductors – 0.6%
Applied Materials, Inc., 5.85%, 06/15/41	150,000	190,065
KLA-Tencor Corp., 5.65%, 11/01/34	300,000	342,578
QUALCOMM, Inc., 4.80%, 05/20/45	300,000	329,758
Total Semiconductors		862,401
Technology Hardware, Storage & Peripherals – 0.3%
Hewlett-Packard Co., 6.00%, 09/15/41	300,000	321,040
Seagate HDD Cayman (Cayman Islands), 4.88%, 06/01/27	150,000	150,650
Total Technology Hardware, Storage & Peripherals		471,690
Telecommunications – 0.7%
America Movil SAB de CV (Mexico), 6.38%, 03/01/35	125,000	155,692
AT&T, Inc., 6.38%, 03/01/41	145,000	171,664
AT&T, Inc., 4.35%, 06/15/45	150,000	139,781
Rogers Communications, Inc. (Canada), 7.50%, 08/15/38	125,000	174,716
Verizon Communications, Inc., 5.01%, 08/21/54	300,000	296,666
Total Telecommunications		938,519
Toys, Games & Hobbies – 0.3%
Hasbro, Inc., 5.10%, 05/15/44	300,000	323,299
Mattel, Inc., 5.45%, 11/01/41	150,000	156,263
Total Toys, Games & Hobbies		479,562
Transportation – 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	150,000	189,700
Kansas City Southern Railway Co. (The), 4.30%, 05/15/43	150,000	149,867
Total Transportation		339,567
Total Corporate Bonds (Cost $22,890,901)		24,740,496

See accompanying Notes to Financial Statements.
10   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (continued)June 30, 2017

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (MBS) – 3.5% (2.6% of Total Investments)
Commercial MBS – 3.5%
Citigroup Commercial Mortgage Trust, Class D, Series 2013-GC11, 04/10/46, 4.60%(b)(c)	$275,000	$256,194
COMM 2012-CCRE4 Mortgage Trust, Class D, Series 2012-CR4, 10/15/45, 4.72%(b)(c)	420,000	364,474
GS Mortgage Securities Trust, Class C, Series 2014-GC22, 06/10/47, 4.80%(c)	240,000	247,847
GS Mortgage Securities Trust, Class D, Series 2013-GC13, 07/10/46, 4.20%(b)(c)	300,000	275,743
JP MBB Commercial Mortgage Securities Trust, Class D, Series 2013-C12, 07/15/45, 4.22%(c)	250,000	221,365
JP Morgan Chase Commercial Mortgage Securities Corp., Class E, Series 2012-LC9, 12/15/47, 4.54%(b)(c)	400,000	373,943
JP Morgan Chase Commercial Mortgage Securities Trust, Class C, Series 2014-C20, 07/15/47, 4.72%(c)	250,000	250,343
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2010-C2, 11/15/43, 5.72%(b)(c)	140,000	144,904
JP Morgan Chase Commercial Mortgage Securities Trust, Class D, Series 2011-C5, 08/15/46, 5.59%(b)(c)	400,000	406,329
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-CBX, 06/15/45, 5.39%(b)(c)	400,000	392,646
JP Morgan Chase Commercial Mortgage Securities Trust, Class E, Series 2012-C8, 10/15/45, 4.81%(b)(c)	100,000	93,812
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C7, 02/15/46, 4.40%(b)(c)	250,000	232,646
Morgan Stanley Bank of America Merrill Lynch Trust, Class D, Series 2013-C11, 08/15/46, 4.52%(b)(c)	250,000	199,825
Wells Fargo Commercial Mortgage Trust, Class D, Series 2012-LC5, 10/15/45, 4.93%(b)(c)	105,000	100,011
WFRBS Commercial Mortgage Trust, Class C, Series 2014-LC14, 03/15/47, 4.34%(c)	375,000	365,308
WFRBS Commercial Mortgage Trust, Class D, Series 2012-C10, 12/15/45, 4.59%(b)(c)	140,000	124,374
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C11, 03/15/45, 4.35%(b)(c)	200,000	181,947
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C14, 06/15/46, 4.13%(b)(c)	400,000	353,498
WFRBS Commercial Mortgage Trust, Class D, Series 2013-C17, 12/15/46, 5.29%(b)(c)	300,000	288,588
Total Mortgage Backed Securities (MBS) (Cost $5,127,044)		4,873,797
MUNICIPAL BONDS – 1.0% (0.8% of Total Investments)
City of Fresno CA Water System Revenue, 6.75%, 06/01/40	200,000	265,818
City of Pompano Beach FL, 5.58%, 01/01/40	285,000	297,774
Health Care Authority For Baptist Health (The), 5.50%, 11/15/43	300,000	334,872
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   11

Eagle Growth and Income Opportunities Fund
Schedule of Investments† (unaudited) (concluded)June 30, 2017

Investments	Principal	Value
MUNICIPAL BONDS (continued)
Hillsborough County Aviation Authority, 5.25%, 10/01/41	$145,000	$151,719
Miami-Dade County Educational Facilities Authority, 5.07%, 04/01/50	200,000	221,042
Port Authority of New York & New Jersey, 4.82%, 06/01/45	150,000	160,103
Total Municipal Bonds (Cost $1,337,374)		1,431,328
	Shares
MONEY MARKET FUND – 0.0% (0.0% of Total Investments)(d)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.88%(e) (Cost $49,949)	49,949	49,949
Total Investments – 131.6% (Cost $179,236,056)		184,678,293
Line of Credit Payable – (32.1)%		(45,000,000)
Other Assets in Excess of Liabilities – 0.5%		603,294
Net Assets – 100.0%		$140,281,587

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
LP - Limited Partnership
PLC - Public Limited Company
†
Securities are US securities, unless otherwise noted below.

(a)
Security represents an ETF which invests primarily in debt securities and is considered a debt security for purposes of the Fund’s allocation between equity and debt securities.

(b)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $4,500,527 which represents approximately 3.2% of net assets as of June 30, 2017. Unless otherwise noted, 144A securities are deemed to be liquid.

(c)
Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2017.

(d)
Less than 0.05%

(e)
Rate shown reflects the 7-day yield as of June 30, 2017.

See accompanying Notes to Financial Statements.
12   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Advertising	0.1%
Aerospace & Defense	0.2
Agriculture	6.7
Auto Parts & Equipment	0.2
Automobiles	2.5
Banks	20.8
Beverages	0.2
Biotechnology	0.5
Capital Markets	5.1
Chemicals	3.8
Commercial MBS	3.5
Commercial Services	0.5
Communications Equipment	2.5
Consumer Finance	2.3
Debt Fund	11.9
Diversified Financial Services	0.1
Electric Utilities	7.0
Electronics	0.2
Environmental Control	0.1
Food Products	0.9
Healthcare - Products	0.1
Healthcare - Services	1.5
Home Furnishings	0.1
Hotels, Restaurants & Leisure	0.2
Household Durables	2.6
Industrial Conglomerates	2.8
Insurance	5.1
Internet	0.4
Media	4.2
Mining	0.3
Miscellaneous Manufacturing	0.5
Money Market Fund	0.0(a)
Multi-Utilities	5.7
Municipal Bonds	1.0
Office & Business Equipment	0.1
Oil & Gas Services	0.2
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	5.5
Real Estate	0.2
Real Estate Investment Trusts (REITs)	8.2
Retail	1.3
Semiconductors	0.6
Technology Hardware, Storage & Peripherals	2.9
Telecommunications	8.2
Toys, Games & Hobbies	0.3
Transportation	0.3
Total Investments	131.6
Line of Credit Payable	(32.1)
Other Assets in Excess of Liabilities	0.5
Net Assets	100.0%

(a)
Less than 0.05%

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   13

Eagle Growth and Income Opportunities Fund Statement of Assets and Liabilities	June 30, 2017 (unaudited)
ASSETS:
Investments, at value (cost $179,236,056)	$184,678,293
Dividends receivable	607,808
Interest receivable	333,645
Tax reclaim receivable	46,377
Prepaid and other expenses	20,116
Total Assets	185,686,239
LIABILITIES:
Borrowings (Note 4)	45,000,000
Advisory fee payable (Note 5)	161,204
Sub-advisory fee payable (Note 5)	17,826
Investor support services fee payable (Note 5)	15,353
CCO fee payable	2,455
Other accrued expenses	207,814
Total Liabilities	45,404,652
NET ASSETS	$140,281,587
NET ASSETS CONSIST OF:
Paid-in capital	$136,026,569
Overdistributed net investment income	(989,225)
Accumulated net realized loss on investments, written call options and foreign currency	(198,669)
Net unrealized appreciation on investments and foreign currency	5,442,912
NET ASSETS	$140,281,587
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,180,875
Net asset value, Per share	$19.54

See accompanying Notes to Financial Statements.
14   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund Statement of Operations	Semi Annual June 30, 2017 (unaudited)
INVESTMENT INCOME:
Dividend income (net of foreign tax withheld $32,121)	$3,801,753
Interest income	749,346
Total Income	4,551,099
EXPENSES:
Advisory fees (Note 5)	969,014
Interest expense	436,443
Professional fees	120,769
Sub-advisory fees (Note 5)	111,576
Investor support services fees (Note 5)	92,287
Trustees fees	67,860
Administration fees	57,230
Insurance fees	17,999
Printing and postage	17,721
Compliance fees	14,064
Custody fees	12,397
NYSE listing fees	11,778
Transfer agent fees	9,283
Other expenses	25,827
Total Expenses	1,964,248
Net Investment Income	2,586,851
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments	171,324
Net realized gain on in-kind redemptions	19,162
Net realized loss on written call options	(83,664)
Net realized loss on foreign currency	(209)
Total net realized gain	106,613
Net change in unrealized appreciation on investments	5,005,717
Net change in unrealized depreciation on written call options	(61,923)
Net change in unrealized appreciation on foreign currency	613
Total net change in unrealized gain	4,944,407
Net realized and unrealized gain on investments, written call options and foreign currency	5,051,020
Net Increase in Net Assets Resulting From Operations	$7,637,871

See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017    15

Eagle Growth and Income Opportunities Fund Statement of Changes in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income	$2,586,851	$4,934,139
Net realized gain on investments, written call options and foreign currency	106,613	1,739,174
Net change in unrealized appreciation on investments, written call options and foreign currency	4,944,407	9,989,106
Net increase in net assets resulting from operations	7,637,871	16,662,419
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,576,076)	(7,238,213)
Return of capital	–	(840,271)
Total distributions to shareholders	(3,576,076)	(8,078,484)
Net increase in net assets	4,061,795	8,583,935
NET ASSETS:
Beginning of period	136,219,792	127,635,857
End of period	$140,281,587	$136,219,792
Overdistributed net investment loss included in net assets at end of period	$(989,225)	$—

See accompanying Notes to Financial Statements.
16   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Statement of Cash FlowsFor the Period Ended June 30, 2017

Cash Flows From Operating Activities:
Net increase in net assets from operations	$7,637,871
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,116,088)
Proceeds from sales of long-term investments	2,162,925
Net increase in short-term investments	(49,949)
Net written call options transactions	(190,515)
Net change in unrealized appreciation on investments and written call options	(4,943,794)
Net accretion/amortization of premium or discount	12,371
Net realized gain on investments and written call options	(106,822)
Decrease in receivable for investments sold	18,694
Decrease in dividend receivable	125,525
Decrease in interest receivable	3,978
Increase in tax reclaim receivable	(6,511)
Decrease in prepaid expenses	5,724
Increase in advisory fee payable	830
Decrease in sub-advisory fee payable	(924)
Increase in investor support services fee payable	80
Decrease in CCO fee payable	(2,254)
Increase in other accrued expenses	21,070
Net cash provided by operating activities	3,572,211
Cash Flows from Financing Activities:
Distributions paid	(3,576,076)
Net cash used by financing activities	(3,576,076)
Net decrease in cash	(3,865)
Cash, beginning of period	3,865
Cash, end of period	$—
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$425,988
See accompanying Notes to Financial Statements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017    17

Eagle Growth and Income Opportunities Fund Financial Highlights	Six-Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	For the Period June 19, 2015 Through December 31, 2015
Common Shares
Per Share Operating Performance:
Net asset value, beginning of period	$18.97	$17.77	$19.06
Operations:
Net investment income(1)	0.36	0.69	0.35
Net realized and unrealized gain (loss) on investments, written call options and foreign currency	0.71	1.64	(1.09)
Total gain (loss) from investment operations	1.07	2.33	(0.74)
Distributions to shareholders from:
Net investment income	(0.50)	(1.01)	(0.55)
Return of capital	—	(0.12)	—
Total distributions to shareholders	(0.50)	(1.13)	(0.55)
Net asset value per share, end of period	$19.54	$18.97	$17.77
Market price per share, end of period	$17.23	$16.22	$15.16
Total return:(2)
Net asset value	5.64%	13.32%	(3.93)%
Market value	9.34%	14.61%	(21.67)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$140,282	$136,220	$127,636
Ratio of expenses, to average net assets	2.81%(3)	2.68%	2.62%(3)
Ratio of net investment income, to average net assets	3.70%(3)	3.66%	3.55%(3)
Portfolio turnover rate	1%	19%	22%
Borrowings:
Aggregate principal amount, end of period (000s)	$45,000	$45,000	$45,000
Average borrowings outstanding during the period (000s)	$45,000	$45,000	$44,683
Asset coverage, end of period per $1,000 of debt(4)	$4,117	$4,027	$3,836

Note: The financial ratios do not reflect the Fund’s share of income and expenses of the underlying exchange traded funds.
1.
Based on average daily shares outstanding.

2.
Total investment return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

3.
Annualized.

4.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
18   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited)June 30, 2017

1. ORGANIZATION AND OPERATIONS
Eagle Growth and Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a statutory trust established under the laws of Delaware by a certificate of Trust dated April 22, 2013. The Fund commenced operations on June 19, 2015.
The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in dividend or other income paying equity securities and debt securities, excluding securities that distribute a return of capital, original issue discount bonds and payment-in-kind debt instruments.
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser. FWCA has engaged Eagle Asset Management, Inc. (“Eagle”), a wholly-owned subsidiary of Raymond James Financial, Inc., as a sub-adviser for the Fund, responsible for the management of the Fund’s portfolio of equity and debt securities. FWCA has also engaged Recon Capital Partners, LLC (“Recon Capital”) to serve as a sub-adviser for the Fund, responsible for the management of the Fund’s options strategy.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Exchange traded securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
Fixed income securities are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   19

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, the mean of the last bid and asked prices.
Money market funds are valued based on the Fund’s proportionate interest in its net assets.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
20   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2017:
	Level 1	Level 2	Level 3	Total
Assets Type
Common Stocks*	$96,242,121	$—	$—	$96,242,121
Preferred Stocks
Banks	14,407,320	7,955,330	—	22,362,650
Capital Markets	6,053,800	1,054,400	—	7,108,200
Consumer Finance	3,192,600	—	—	3,192,600
Electric Utilities	547,200	1,026,000	—	1,573,200
Insurance	3,021,900	—	—	3,021,900
Corporate Bonds*	—	24,740,496	—	24,740,496
Exchange-Traded Funds*	16,640,214	—	—	16,640,214
Mortgage Backed Securities*	—	4,873,797	—	4,873,797
Master Limited Partnerships*	3,441,838	—	—	3,441,838
Municipal Bonds*	—	1,431,328	—	1,431,328
Money Market Fund	—	49,949	—	49,949
Total Investments	$143,546,993	$41,131,300	$—	$184,678,293

*
Please refer to the Schedule of Investments for breakdown of valuations by industry.

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period. Preferred Stocks valued at $2,122,400 were transferred from Level 1 to Level 2 during the six months ended June 30, 2017, due to changes in trading volume of the securities. The Fund held no level 3 securities during the six months ended June 30, 2017.
Cash
Cash of the Fund consists of cash held in the bank accounts that, at times, may exceed the federally insured limits. As of June 30, 2017, cash was comprised of cash held with U.S. financial institutions in which carrying value approximates fair value and are considered to be level 1 in the fair value hierarchy.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   21

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2017, the fund is not subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. FINANCIAL DERIVATIVE INSTRUMENTS
The Fund is authorized to invest in certain derivative instruments, including options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. During the six month ended June 30, 2017, the Fund only had written options on index activity.
Written Call Options
The Fund may write call options on broad-based indices of securities and sectors of securities to generate gains from option premiums. An index call option gives the holder of the option, in return for a premium, the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). When the Fund writes an index call, an amount equal to the net premium (the premium less commission) received is recorded as a liability in “options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in values of the options written during the period are recognized as the net change in unrealized appreciation (depreciation) on written options on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as the net realized gain (loss) on written options on the
22   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

3. FINANCIAL DERIVATIVE INSTRUMENTS (concluded)
Statement of Operations. The Fund, as writer of an index call option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.
Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of June 30, 2017, the Fund held no written call options.
There are no master netting or similar arrangements in place for the written options contracts. Additionally, the written option contracts are presented on a gross basis in the Statement of Assets and Liabilities and the Schedule of Investments.
The average monthly volume of index options written during the six month ended June 30, 2017, was $23,847.
Written options activity for the year ended June 30, 2017 was as follows:
	Number of Contracts	Premiums Received
Outstanding, beginning of year	151	$106,851
Options written	750	447,768
Options expired	—	—
Options exercised	—	—
Options terminated in closing purchase transactions	(901)	(554,619)
Outstanding, end of year	—	$—

Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.
4. BORROWINGS
On July 22, 2015, the Fund entered into a $50.0 million credit agreement with Societe Generale, New York Branch, expiring on July 21, 2017 (the “Credit Facility”). In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Further, under the Fund’s prospectus, the Fund is permitted to obtain leverage in an amount up to 25% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.45% on any day that the outstanding principal balance is less than 75% of the Credit Facility. The per annum rate of interest for borrowings under the Credit Facility is equal to the London Interbank Offered Rate (“LIBOR”) for three months plus 0.80% per annum and is payable monthly. At June 30, 2017, the Fund had borrowings outstanding of  $45,000,000 at an interest rate of 2.10%. For the six month ended June 30, 2017, the Fund did not incur any unused commitment fees as the outstanding principal balance exceeded 75% of the Credit
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   23

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

4. BORROWINGS (concluded)
Facility. For the six month ended June 30, 2017, the average borrowings and average interest rate under the Credit Facility were $45,000,000 and 1.87%, respectively. As of June 30, 2017, the Fund’s effective leverage represented 24.3% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2017.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times outstanding borrowings and eligible collateral coverage of two times outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and also selects (subject to Board approval), contracts with and compensates Eagle to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee Eagle. In this connection, the Adviser monitors Eagle’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews Eagle’s performance and reports periodically on such performance to the Board.
24   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets. Eagle receives under a sub-advisory agreement a monthly fee computed at the annual rate of 50% of the advisory fees paid to the Advisor. These fees are paid by the Adviser to Eagle.
Recon Capital is also a Sub-adviser for the Fund. Recon Capital is responsible for the management of the Fund’s options writing strategy, subject to the authority of the Advisor and the Board. The Advisor monitors Recon Capital’s management of the Fund’s option strategy in accordance with the investment objectives and related policies of the Fund, reviews Recon Capital’s performance and reports periodically on such performance to the Board. The Fund pays Recon Capital a fee of  $225,000 annually for its services.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.10% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of  $17,000 per annum, plus $3,000 per in person meeting fee and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and Fund officers do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month ended June 30, 2017, purchases and sales of investments, other than short-term securities, were $963,873 and $2,162,925, respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2017:
Shares of common stock, beginning of period	7,180,875
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,180,875

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   25

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (continued)June 30, 2017

8. INCOME TAX INFORMATION (continued)

Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2017 the Fund did not incur any income tax interest or penalties. As of June 30, 2017, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net asset or results of operations. All tax periods will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2017.
As determined at December 31, 2016 certain permanent differences between financial and tax accounting were reclassified. The differences were primarily due to the differing tax treatment of certain investments dividend re-designations, and return of capital distribution and payment of excise taxes. The amounts reclassified did not affect the net assets. The reclassifications decreased accumulated net realized gain on investments by $2,303,234 increased accumulated net investments income by $2,304,074 and decrease paid-in capital by $840.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2015 and 2016 are as follows:
Year	Ordinary Income*	Return of Capital	Long-Term Capital Gain
2015	$3,913,577	$ —	$ —
2016	$7,036,226	$840,271	$201,987

*
For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At December 31, 2016, the Fund had no capital loss carry forwards which will reduce the Funds taxable income arising from future net realized gains on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post October capital losses of  $237,874 as having been incurred in the following fiscal year December 31, 2017.
26   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Notes to Financial Statements (unaudited) (concluded)June 30, 2017

8. INCOME TAX INFORMATION (concluded)
At December 31, 2016 the tax components of net assets were as follows:
Distributions in excess of Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Appreciation on Investments
$ —	$237,874	$431,097
At June 30, 2017, the cost basis of portfolio securities for federal income tax purposes is $179,241,542. Gross unrealized appreciation is $13,119,564, gross unrealized depreciation is $7,682,813 and net unrealized appreciation is $5,436,751. The difference between book and tax basis cost of investments and net unrealized appreciation are primarily attributable to partnership adjustments.
9. SHAREHOLDER CONCENTRATION
As of June 30, 2017, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
Raymond James Financial	17.93%
The Fund’s market price may experience adverse effects when certain large shareholders, such as the other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price of its NAV in a more volatile manner than trading by shareholders with smaller holdings.
10. NEW ACCOUNTING PRONOUNCEMENT
In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.
11. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 21, 2017, the Fund amended its existing $50.0 million credit agreement with Societe Generale, extending the facility’s expiration date to July 21, 2020 and amending the interest rate to be equal to LIBOR for one month plus 0.95% per annum.
On July 31, 2017, the Fund paid a regularly scheduled dividend in the amount of  $0.083 per share to shareholders of record on July 18, 2017.
The Fund declared a regularly scheduled distribution in the amount of  $0.083 per share payable on August 31, 2017 to shareholders of record as of August 21, 2017.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   27

Eagle Growth and Income Opportunities Fund
Board Review of Invesment Advisory Agreement and Subadvisory Agreements (unaudited)June 30, 2017

Background
At meetings (the “Meetings”) of the Board of Trustees (the “Board”) of Eagle Growth and Income Opportunities Fund (the “Fund”) on May 11, 2015 and May 25, 2015, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and re-approved (i) the investment advisory agreement (the “Advisory Agreement”) between Four Wood Capital Advisors, LLC (the “Adviser”) and the Fund, pursuant to which the Adviser provides the Fund with investment advisory and administrative services; (ii) the subadvisory agreement (the “Eagle Asset Subadvisory Agreement”) between the Adviser and Eagle Asset Management, Inc. (“Eagle Asset”), pursuant to which Eagle Asset provides day-to-day management of the Fund’s investments; and (iii) the subadvisory agreement (the “Recon Capital Subadvisory Agreement”) between the Adviser and Recon Capital Partners, LLC (“Recon Capital” and together with Eagle Asset, the “Subadvisers”), pursuant to which Recon Capital provides ongoing execution of the Fund’s options strategy. The Advisory Agreement, Eagle Asset Subadvisory Agreement and Recon Capital Subadvisory Agreement are together referred to as the “Agreements.” In advance of the Meetings, the Adviser and the Subadvisers provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel concerning the duties of board members in considering approval of investment advisory agreements.
At the Meetings, the Trustees reviewed the Agreements, including information regarding the nature, extent and quality of the services provided by the Adviser and the Subadvisers; the investment performance of the Fund and the relative contribution to such performance from each of the Subadvisers; the fees and expenses to be paid by the Fund and the profits to be realized by the Adviser, the Subadvisers and any affiliates from their respective relationships with the Fund; the extent to which economies of scale may be realized as the Fund grows; and any collateral benefits received by the Adviser or Subadvisers and any affiliates from their respective relationships with the Fund or the Fund’s service providers.
In its consideration of the reapproval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
At the Meetings, and at meetings conducted during the preceding year, the Board reviewed and considered various data and information regarding the nature, extent and quality of the services provided by the Adviser and Subadvisers under the Agreements. The Board also reviewed information about the background and experience of the staff of the Adviser and the investment personnel of the Subadvisers primarily responsible for the day to day portfolio management of the Fund. The Board also considered the Adviser’s overall ability to manage and administer the Fund as well as to oversee the Fund’s other service providers. The Board evaluated the ability of the Adviser and the Subadvisers, considering their financial condition, resources, reputation and other attributes, to attract and retain highly qualified personnel. In this regard, the Board considered information regarding each Subadviser’s compensation program for its personnel involved in the portfolio management of the Fund.
The Board reviewed the Adviser’s process for monitoring and evaluating the Fund’s Subadvisers. The Board considered the effectiveness of the Subadvisers’ policies in achieving the best execution of portfolio transactions and whether and to what extent “soft dollar” benefits are sought. The Board noted that the Adviser does not conduct trades on behalf of the Fund and reviewed the policies of the Subadvisers regarding the allocation of portfolio investment opportunities among the Fund and other clients. Additionally, the Board noted that the Subadvisers did not use “traditional soft dollar” arrangements, where soft dollar credits are generated based on the level of trades and then used for products or services from third parties for trades done on behalf of the Fund.
In addition, the Board considered the legal, compliance and internal risk management programs of the Adviser and the Subadvisers. In addition, the Board also considered the Adviser’s and the Subadvisers’ disaster recovery and business continuity plans, cybersecurity programs and procedures and Eagle Asset’s corporate action policies and procedures and proxy voting policies. The Board concluded that the nature and quality of services provided by the Adviser and the Subadvisers were appropriate and supported continuation of the Agreements.
28   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Board Review of Invesment Advisory Agreement and Subadvisory Agreements (unaudited) (concluded) June 30, 2017

Performance
The Board considered the Fund’s performance results over the one-year period ending March 31, 2017, and since inception. It also considered these results in comparison to the performance results of other funds in appropriate peer universes and to benchmark indices as provided by Broadridge Financial Solutions, Inc. (“Broadridge”). The Board referenced the performance portion of the Broadridge presentation included in the meeting materials and noted that the Fund had performed slightly below the average of its peer universe for the one-year period and outperformed the majority of its comparable peers since inception. The Board also noted that the Fund’s options strategy had negatively affected the Fund’s performance since inception. The Board discussed with the Adviser and Subadvisers possible alternatives to the current options strategy.
Investment Advisory Fee Rates
The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services, the “fee split” between the Adviser and Eagle Asset. The Board considered that the split represented a reasonable allocation of the responsibilities between the Adviser and the Eagle Asset.
The Board also considered the fee paid to Recon Capital. The Board concluded that the subadvisory fees were appropriate in light of the services provided by the Sub-Advisers.
The Board received and considered a profitability analysis of the Adviser and Subadvisers with respect to the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that the Adviser and Subadvisers respectively received with regard to providing these services to the Fund were not excessive.
Economies of Scale
It was noted that, because the Fund is a closed-end fund that is not continually offering shares, any increase in asset levels generally would have to come from material appreciation through investment performance, which had not occurred. It was further noted that the Fund’s investment objective is to provide current income and that much of the Fund’s realized income was distributed to shareholders through monthly dividends. While the Adviser and Fund are realizing minor benefits in the form of reduced expenses as a result of the Adviser’s management of a second registered fund, the Adviser is not realizing material benefits from economies of scale associated with an increase in assets under management.
Other Benefits to the Adviser and Subadvisers and Their Affiliates
The Board received and considered information regarding potential collateral benefits to the Adviser and the Subadvisers as a result of their respective relationships with the Fund or the Fund’s service providers. It was noted that the Fund had entered into an Investors Support Services Agreement with Four Wood Capital Partners, LLP (“FWCP”), an affiliate of the Adviser, pursuant to which FWCP provides the Fund with certain personnel and services not otherwise provided under the Advisory Agreement, and the Fund pays FWCP for such services.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that the advisory fees were reasonable in light of the services to be provided by the Adviser and Subadvisers to the Fund. Further, the Board unanimously concluded that it would be in the best interests of the Fund and its shareholders to re-approve and continue each of the Agreements for a one-year period ending August 31, 2018. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to reapprove the Agreements.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   29

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited)June 30, 2017

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The Eagle Growth and Income Opportunities Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for Eagle Growth and Income Opportunities Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent
30   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (continued)June 30, 2017

Dividend Reinvestment Plan (continued)

for Shareholders in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   31

Eagle Growth and Income Opportunities Fund
Supplemental Information (unaudited) (concluded)June 30, 2017

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

32   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Eagle Growth and Income Opportunities Fund
Additional Information (unaudited)June 30, 2017

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-456-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-456-3927 and on the Commission’s website.
   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017   33

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
Eagle Asset Management Inc.
Recon Capital Partners, LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of Eagle Growth and Income Opportunities Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/egif.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/egif or by calling the Fund’s investor servicing agent at 855-456-3927.
34   Eagle Growth and Income Opportunities Fund Semi-Annual Report | June 30, 2017

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Eagle Growth and Income Opportunities Fund

By (Signature and Title)*                   /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date       9/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Steven A. Baffico

Steven A. Baffico, President

(principal executive officer)

Date       9/6/2017

By (Signature and Title)*                   /s/ Jennifer Wilson

Jennifer Wilson, Treasurer and Principal Financial Officer

(principal financial officer)

Date       9/6/2017

* Print the name and title of each signing officer under his or her signature.